Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates


Distribution Date                                                       1/15/98
Collection Period                                                       12/97

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,313,061.54

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $271,609.16

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,041,452.38

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $27.39

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.22

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $24.17

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $91,749.47

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $23,242.51

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $68,506.96

           (j)      Scheduled Payments due in such Collection Period                                   $1,886,357.69

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,822,999.28

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $51,591,768.24

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $49,691,321.27

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9631638

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $101,981.50

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,439.45

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.21

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $19,541.47

           (b)      Distributions (to) from Collection Account                                             $5,176.51
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                      $95.04

           (d)      Ending Payahead Account Balance                                                       $24,813.02

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,453,698.19
                           Spread Account Balance                                                      $7,453,698.19

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                 $52,772.92

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $13,699.80

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $571,144.52

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                217
                           Aggregate Gross Amount                                                      $2,449,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                230
                           Aggregate Gross Amount                                                      $2,664,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          8.93%

           (b)      Average Delinquency Ratio                                                                  8.11%

           (c)      Cumulative Default Ratio                                                                  13.37%

           (d)      Cumulative Net Loss Ratio                                                                  8.75%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,564,890.10
     Lock Box NSF Items:                                                                                  (43,494.55)
     Transfers from (to) Payahead Account:                                                                 (5,176.51)
     Collection Account Interest                                                                            9,260.09
     Payahead Account Interest                                                                                 95.04
     Total Collection Proceeds:                                                                         2,525,574.17
     For Distribution Date:                                                                                  1/15/98
     For Determination Date:                                                                                  1/8/98
     For Collection Period:                                                                                    12/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 51,591,768.24
                                  Principal portion of payments collected (non-prepayments)                               929,790.49
                                  Prepayments in full allocable to principal                                              335,676.00
                           Collections allocable to principal                                           1,265,466.49
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    312,286.23
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,577,752.72

                    Realized Losses                                                                       571,144.52
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    49,442,871.00

           Interest
                           Collections allocable to interest                                              893,208.79
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       54,612.66
                                                                                                  -------------------
                    Total Interest                                                                        947,821.45

     Certificate Information
           Beginning of Period Class A Principal Balance                                               49,012,179.83
           Beginning of Period Class B Principal Balance                                                2,789,100.77

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,400,925.27
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           15,995.22
           Aggregate Payahead Balance                                                                      24,717.98
           Aggregate Payahead Balance for preceding Distribution Date                                      19,541.47
           Interest Earned on Payahead Balances                                                                95.04
           Scheduled Payments due in Collection Period                                                  1,886,357.69
           Scheduled Payments collected in Collection Period                                            1,822,999.28
           Aggregate Amount of Realized Losses for preceding Distribution Date                            571,144.52

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   350.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              217     2,449,000.00
           60+ days delinquent                                                                                  230     2,664,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       5,113,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         568,973.17
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           7.99%
           Delinquency Ratio for third preceding Determination Date                                            7.42%

           Cumulative Defaults for preceding Determination Date                                        11,316,560.97

           Cumulative Net Losses for preceding Determination Date                                       7,266,178.38

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,158,675.28
                           Liquidation Proceeds                                                           312,286.23
                           Recoveries                                                                      54,612.66
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,525,574.17

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      929,790.49
                           Prepayments in full allocable to principal                                     335,676.00
                           Principal Balance of Liquidated Receivables                                    883,430.75
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,148,897.24

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,148,897.24
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,041,452.38
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,041,452.38

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          49,012,179.83
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 271,609.16

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,148,897.24
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                107,444.86

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,789,100.77
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         23,242.51

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,525,574.17
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,313,061.54
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                23,242.51
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                107,444.86
                    Class B Principal Carryover Shortfall                                                 209,512.37
                    Trustee distributions                                                                     994.90
                    Standby Servicer distributions                                                          3,439.45
                    Servicer distributions                                                                101,981.50
                    Collateral Agent distributions                                                            647.52
                    Reimbursement Obligations                                                              13,699.80
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                209,512.37
                                                                                                  -------------------
                                                                                                          209,512.37

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                        3,439.45      2,525,574.17      3,439.45   2,525,574.17
         Servicing Fee (2.0%)                                              85,986.28      2,522,134.72     85,986.28           0.00
         Additional Servicing Fee Amounts                                  15,995.22      2,436,148.44     15,995.22           0.00
          (late fees,prepayment charges, etc.
         Unpaid Standby Fee from prior Collection Periods                       0.00      2,420,153.22          0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00      2,420,153.22          0.00
(ii)     Transition Expenses to Standby Servicer                                0.00      2,420,153.22          0.00
(iii)    Trustee Fee                                                          644.90      2,420,153.22        644.90
         Trustee's out-of-pocket expenses                                     350.00      2,419,508.32        350.00
         Unpaid Trustee Fee from prior Collection Periods                       0.00      2,419,158.32          0.00
         Unpaid Trustee's out-of-pocket expenses from                           0.00      2,419,158.32          0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                 647.52      2,419,158.32        647.52
         Collateral Agent Expenses                                              0.00      2,418,510.80          0.00
         Unpaid Collateral Agent  Fee from prior Collection                     0.00      2,418,510.80          0.00
          Periods
         Unpaid Collateral Agent Expenses from prior Collection                 0.00      2,418,510.80          0.00
          Periods
(v)(A)   Class A Interest Distributable Amount - Current Month            271,609.16      2,418,510.80    271,609.16
         Prior Month(s) Class A Carryover Shortfall                             0.00      2,146,901.64          0.00
         Class A Interest Carryover Shortfall                                   0.00      2,146,901.64          0.00
         Interest on Interest Carryover from Prior Months                       0.00      2,146,901.64          0.00
         Current Month Class A Interest Carryover Shortfall                     0.00      2,146,901.64          0.00
         Class A Interest Distributable Amount                            271,609.16      2,146,901.64    271,609.16
(viii)(A)Class B Coupon Interest - Unadjusted                              23,242.51      1,875,292.48     23,242.51
         Class B Interest Carryover Shortfall - Previous Month(s)               0.00      1,852,049.97          0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00      1,852,049.97          0.00
         Interest on Interest Carryover from Prior Months                       0.00      1,852,049.97          0.00
         Current Month Class B Interest Shortfall                               0.00      1,852,049.97          0.00
         Adjusted Class B Interest Distributable Amount                    23,242.51      1,852,049.97     23,242.51
(v) (B)  Class A Principal Distributable Amount - Current Month         2,041,452.38      1,828,807.46  1,828,807.46     484,121.79
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00              0.00          0.00
         Current Month Class A Principal Shortfall                              0.00              0.00          0.00
         Withdrawl from Spread Account to Cover Shortfall                       0.00
         Class A Principal Distribution Amount                          2,041,452.38              0.00          0.00           0.00
(vi)     Certificate Insurer Premium                                       13,699.80              0.00          0.00
         Certificate Insurer Premium Supplement                                 0.00              0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                 0.00              0.00          0.00
(vii)    Transition Expenses to successor Servicer                              0.00              0.00          0.00
     (B) Class B Principal Distributable Amount -                         107,444.86              0.00          0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall - Previous                 209,512.37              0.00          0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                       (248,450.28)             0.00   (248,450.28)
         Adjusted Class B Principal Distributable Amount                   68,506.96        248,450.28     68,506.96
     (C) Excess Interest Amount for Deposit in Spread Account                   0.00        179,943.32          0.00
                                                                                            179,943.32    179,943.32

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               49,012,179.83
                    Class A Principal Distributions                                                     2,041,452.38
           Class A End of Period Principal Balance                                                     46,970,727.45

           Class B Beginning of Period Principal Balance                                                2,789,100.77
                    Class B Principal Distributable Amount                                                 68,506.96
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,720,593.81
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,720,593.81

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,525,574.17
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   378,672.53
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,146,901.64

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,146,901.64
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                23,242.51
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,123,659.13

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,123,659.13
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,041,452.38
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                          82,206.75

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     82,206.75
     (vi)  Certificate Insurer Premium                                                                     13,699.80
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                      68,506.96

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       68,506.96
     (ii) Amounts payable  pursuant to Section 4.6(c) (vi) and (x)                                        107,444.86
     (iii) Prior month(s) carryover shortfalls                                                            209,512.37
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (248,450.28)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (248,450.28)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,113,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 5,113,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   57,282,630.24
                    Delinquency Ratio                                                                          8.93%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                8.93%
                           Delinquency Ratio for second preceding Determination Date                           7.99%
                           Delinquency Ratio for third preceding Determination Date                            7.42%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.11%           8.11%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                11,316,560.97
                                  Current Period Defaulted Receivables                                    568,973.17
                                                                                                  -------------------
                                  Total                                                                11,885,534.14

                                  Cumulative Defaulted Receivables                                     11,885,534.14
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                  13.37%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         883,430.75

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (366,898.89)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  516,531.86
                                  Cumulative Previous Net Losses                                        7,266,178.38
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 7,782,710.24
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                  8.75%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     36.81
           Weighted Average Annual Percentage Rate                                                            20.42%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       4,969,132.13
                           15% of Outstanding Certificate Balance                                                       7,453,698.19
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          7,453,698.19

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,667,022.51
                           Outstanding Certificate Balance                                                             49,691,321.27
                           Minimum Floor                                                                                  100,000.00
                                                                                                                       -------------
                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                               7,453,698.19
           Beginning of Period Spread Account Balance                                                   7,400,925.27
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                         37,119.69
           Required addition to/(eligible withdrawal from) Spread Account                                  15,653.23
           Earnings on Spread Account Balance                                                              15,653.23
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                7,453,698.19


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  James L. Stock
                                      Title: Controller




                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates


Distribution Date                                                     1/15/98
Collection Period                                                     12/97

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,642,467.33

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $329,638.87

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,312,828.46

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $30.19

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.77

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $26.43

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $158,516.37

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $29,331.18

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $129,185.19

           (j)      Scheduled Payments due in such Collection Period                                   $2,098,848.39

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,077,114.78

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $62,147,156.09

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $59,715,371.61

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9608705

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $123,957.17

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,143.14

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.42

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $20,472.51

           (b)      Distributions (to) from Collection Account                                             $8,665.95
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $107.27

           (d)      Ending Payahead Account Balance                                                       $29,245.73

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $5,971,537.16
                           Spread Account Balance                                                      $5,971,537.16

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($254,624.33)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $16,545.37

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $655,114.63

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                257
                           Aggregate Gross Amount                                                      $3,077,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                265
                           Aggregate Gross Amount                                                      $3,392,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          9.21%

           (b)      Average Delinquency Ratio                                                                  8.40%

           (c)      Cumulative Default Ratio                                                                  11.30%

           (d)      Cumulative Net Loss Ratio                                                                  6.36%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,986,411.27
     Lock Box NSF Items:                                                                                  (43,249.51)
     Transfers from (to) Payahead Account:                                                                 (8,665.95)
     Collection Account Interest                                                                           10,600.33
     Payahead Account Interest                                                                                107.27
     Total Collection Proceeds:                                                                         2,945,203.41
     For Distribution Date:                                                                                  1/15/98
     For Determination Date:                                                                                  1/8/98
     For Collection Period:                                                                                    12/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 62,147,156.09
                                  Principal portion of payments collected (non-prepayments)                               961,364.05
                                  Prepayments in full allocable to principal                                              470,728.00
                           Collections allocable to principal                                           1,432,092.05
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    347,349.59
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,779,441.64

                    Realized Losses                                                                       655,114.63
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    59,712,599.82

           Interest
                           Collections allocable to interest                                            1,115,750.73
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       50,011.04
                                                                                                  -------------------
                    Total Interest                                                                      1,165,761.77

     Certificate Information
           Beginning of Period Class A Principal Balance                                               59,039,798.27
           Beginning of Period Class B Principal Balance                                                3,114,815.18

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,226,161.49
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           20,378.58
           Aggregate Payahead Balance                                                                      29,138.46
           Aggregate Payahead Balance for preceding Distribution Date                                      20,472.51
           Interest Earned on Payahead Balances                                                               107.27
           Scheduled Payments due in Collection Period                                                  2,098,848.39
           Scheduled Payments collected in Collection Period                                            2,077,114.78
           Aggregate Amount of Realized Losses for preceding Distribution Date                            655,114.63

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   792.07
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              257     3,077,000.00
           60+ days delinquent                                                                                  265     3,392,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       6,469,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         743,222.09
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           8.58%
           Delinquency Ratio for third preceding Determination Date                                            7.42%

           Cumulative Defaults for preceding Determination Date                                         9,666,085.00

           Cumulative Net Losses for preceding Determination Date                                       5,257,592.27

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,547,842.78
                           Liquidation Proceeds                                                           347,349.59
                           Recoveries                                                                      50,011.04
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,945,203.41

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      961,364.05
                           Prepayments in full allocable to principal                                     470,728.00
                           Principal Balance of Liquidated Receivables                                  1,002,464.22
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,434,556.27

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,434,556.27
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,312,828.46
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,312,828.46

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          59,039,798.27
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 329,638.87

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,434,556.27
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                121,727.82

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,114,815.18
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         29,331.18

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,945,203.41
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,642,467.33
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                29,331.18
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                121,727.82
                    Class B Principal Carryover Shortfall                                                   7,457.37
                    Trustee distributions                                                                   1,568.91
                    Standby Servicer distributions                                                          4,143.14
                    Servicer distributions                                                                123,957.17
                    Collateral Agent distributions                                                            776.93
                    Reimbursement Obligations                                                              16,545.37
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                  7,457.37
                                                                                                  -------------------
                                                                                                            7,457.37

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                         4,143.14         0.00             0.00       121,727.82
         Servicing Fee (2.0%)                                              103,578.59         0.00             0.00             0.00
         Additional Servicing Fee Amounts                                   20,378.58         0.00             0.00             0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                        0.00         0.00             0.00
         Unpaid Servicing Fee from prior Collection Periods                      0.00         0.00             0.00
(ii)     Transition Expenses to Standby Servicer                                 0.00         0.00             0.00
(iii)    Trustee Fee                                                           776.84         0.00             0.00
         Trustee's out-of-pocket expenses                                      792.07         0.00             0.00
         Unpaid Trustee Fee from prior Collection Periods                        0.00         0.00             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                      0.00         0.00             0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                  776.93         0.00             0.00
         Collateral Agent Expenses                                               0.00         0.00             0.00
         Unpaid Collateral Agent  Fee from prior                                 0.00         0.00             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                             0.00         0.00             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month             329,638.87         0.00             0.00
         Prior Month(s) Class A Carryover Shortfall                              0.00         0.00             0.00
         Class A Interest Carryover Shortfall                                    0.00         0.00             0.00
         Interest on Interest Carryover from Prior Months                        0.00         0.00             0.00
         Current Month Class A Interest Carryover Shortfall                      0.00         0.00             0.00
         Class A Interest Distributable Amount                             329,638.87         0.00             0.00
(viii)(A)Class B Coupon Interest - Unadjusted                               29,331.18         0.00             0.00
         Class B Interest Carryover Shortfall -                                  0.00         0.00             0.00       121,727.82
          Previous Month(s)
         Interest on B Interest Shortfall -                                      0.00         0.00             0.00       121,727.82
          Previous Month(s)
         Interest on Interest Carryover from Prior Months                        0.00         0.00             0.00
         Current Month Class B Interest Shortfall                                0.00         0.00             0.00
         Adjusted Class B Interest Distributable Amount                     29,331.18         0.00             0.00
(v)(B)   Class A Principal Distributable Amount -                        2,312,828.46         0.00             0.00
          Current Month
         Class A Principal Carryover Shortfall -                                 0.00         0.00             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                               0.00         0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                        0.00
         Class A Principal Distribution Amount                           2,312,828.46         0.00             0.00
(vi)     Certificate Insurer Premium                                        16,545.37         0.00             0.00
         Certificate Insurer Premium Supplement                                  0.00         0.00             0.00
         Other Reimbursement Obligations to Certificate                          0.00         0.00             0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                               0.00         0.00             0.00
     (B) Class B Principal Distributable Amount -                          121,727.82         0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                             7,457.37         0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                          (2,771.81)        0.00        (2,771.81)
         Adjusted Class B Principal Distributable Amount                   126,413.39     2,771.81         2,771.81
     (C) Excess Interest Amount for Deposit in Spread Account                    0.00         0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               59,039,798.27
                    Class A Principal Distributions                                                     2,312,828.46
           Class A End of Period Principal Balance                                                     56,726,969.81

           Class B Beginning of Period Principal Balance                                                3,114,815.18
                    Class B Principal Distributable Amount                                                126,413.39
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,988,401.79
                    Withdrawl from Spread Account to Cover B Shortfalls                                     2,771.81
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,985,629.99

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,945,203.41
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   460,085.02
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,485,118.39

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,485,118.39
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                29,331.18
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,455,787.21

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,455,787.21
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,312,828.46
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         142,958.75

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    142,958.75
     (vi)  Certificate Insurer Premium                                                                     16,545.37
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     126,413.39

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                     126,413.39
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        121,727.82
     (iii) Prior month(s) carryover shortfalls                                                             7,457.37
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                         YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                 (2,771.81)
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                      (2,771.81)
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                                  0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,469,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 6,469,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   70,250,265.40
                    Delinquency Ratio                                                                          9.21%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                9.21%
                           Delinquency Ratio for second preceding Determination Date                           8.58%
                           Delinquency Ratio for third preceding Determination Date                            7.42%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.40%           8.40%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 9,666,085.00
                                  Current Period Defaulted Receivables                                    743,222.09
                                                                                                  -------------------
                                  Total                                                                10,409,307.09

                                  Cumulative Defaulted Receivables                                     10,409,307.09
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                  11.30%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,002,464.22

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (397,360.63)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  605,103.59
                                  Cumulative Previous Net Losses                                        5,257,592.27
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 5,862,695.86
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  6.36%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     40.79
           Weighted Average Annual Percentage Rate                                                            20.50%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       5,971,537.16
                           15% of Outstanding Certificate Balance                                                       8,957,305.74
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          5,971,537.16

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,763,878.99
                           Outstanding Certificate Balance                                                             59,715,371.61
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               5,971,537.16
           Beginning of Period Spread Account Balance                                                   6,226,161.49
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                         (4,570.97)
           Required addition to/(eligible withdrawal from) Spread Account                                (250,053.36)
           Earnings on Spread Account Balance                                                              28,778.79
           Amount of Spread Account deposit (withdrawal)                                                 (278,832.15)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                              2,771.81
           Net Spread Account Withdrawl to Seller                                                        (276,060.34)
           Ending Spread Account Balance                                                                5,971,537.16


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  James L. Stock
                                      Title: Controller



                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates


Distribution Date                                                       1/15/98
Collection Period                                                       12/97

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,534,825.83

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $355,177.30

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,179,648.53

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $28.73

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.03

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $24.71

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $144,835.71

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $30,117.37

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $114,718.34

           (j)      Scheduled Payments due in such Collection Period                                   $2,288,104.79

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,154,565.67

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $71,213,493.96

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $68,919,127.09

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9677819

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $135,178.22

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,747.57

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.53

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $19,671.31

           (b)      Distributions (to) from Collection Account                                             $8,550.19
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $113.96

           (d)      Ending Payahead Account Balance                                                       $28,335.46

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,891,912.71
                           Spread Account Balance                                                      $6,891,912.71

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($237,837.74)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $19,096.34

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $647,001.76

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                271
                           Aggregate Gross Amount                                                      $3,415,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                263
                           Aggregate Gross Amount                                                      $3,846,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          8.89%

           (b)      Average Delinquency Ratio                                                                  8.12%

           (c)      Cumulative Default Ratio                                                                   8.21%

           (d)      Cumulative Net Loss Ratio                                                                  4.60%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,902,843.82
     Lock Box NSF Items:                                                                                  (53,421.37)
     Transfers from (to) Payahead Account:                                                                 (8,550.19)
     Collection Account Interest                                                                           10,978.86
     Payahead Account Interest                                                                                113.96
     Total Collection Proceeds:                                                                         2,851,965.08
     For Distribution Date:                                                                                  1/15/98
     For Determination Date:                                                                                  1/8/98
     For Collection Period:                                                                                    12/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 71,213,493.96
                                  Principal portion of payments collected (non-prepayments)                               993,253.83
                                  Prepayments in full allocable to principal                                              291,800.00
                           Collections allocable to principal                                           1,285,053.83
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    362,311.28
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,647,365.11

                    Realized Losses                                                                       647,001.76
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    68,919,127.09

           Interest
                           Collections allocable to interest                                            1,161,311.84
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       43,288.13
                                                                                                  -------------------
                    Total Interest                                                                      1,204,599.97

     Certificate Information
           Beginning of Period Class A Principal Balance                                               67,652,819.25
           Beginning of Period Class B Principal Balance                                                3,560,674.71

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,129,750.45
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           16,489.06
           Aggregate Payahead Balance                                                                      28,221.50
           Aggregate Payahead Balance for preceding Distribution Date                                      19,671.31
           Interest Earned on Payahead Balances                                                               113.96
           Scheduled Payments due in Collection Period                                                  2,288,104.79
           Scheduled Payments collected in Collection Period                                            2,154,565.67
           Aggregate Amount of Realized Losses for preceding Distribution Date                            647,001.76

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   852.75
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              271     3,415,000.00
           60+ days delinquent                                                                                  263     3,846,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       7,261,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         688,090.65
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           8.36%
           Delinquency Ratio for third preceding Determination Date                                            7.11%

           Cumulative Defaults for preceding Determination Date                                         6,939,939.94

           Cumulative Net Losses for preceding Determination Date                                       3,663,508.29

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,446,365.67
                           Liquidation Proceeds                                                           362,311.28
                           Recoveries                                                                      43,288.13
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,851,965.08

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      993,253.83
                           Prepayments in full allocable to principal                                     291,800.00
                           Principal Balance of Liquidated Receivables                                  1,009,313.04
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,294,366.87

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,294,366.87
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,179,648.53
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,179,648.53

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          67,652,819.25
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 355,177.30

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,294,366.87
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                114,718.34

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,560,674.71
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         30,117.37

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,851,965.08
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,534,825.83
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                30,117.37
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                114,718.34
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,742.92
                    Standby Servicer distributions                                                          4,747.57
                    Servicer distributions                                                                135,178.22
                    Collateral Agent distributions                                                            890.17
                    Reimbursement Obligations                                                              19,096.34
                                                                                                  -------------------
                                                                                                           10,648.32

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                         4,747.57      2,851,965.08      4,747.57  2,851,965.08
         Servicing Fee (2.0%)                                              118,689.16      2,847,217.51    118,689.16          0.00
         Additional Servicing Fee Amounts                                   16,489.06      2,728,528.35     16,489.06          0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                        0.00      2,712,039.29          0.00
         Unpaid Servicing Fee from prior Collection Periods                      0.00      2,712,039.29          0.00
(ii)     Transition Expenses to Standby Servicer                                 0.00      2,712,039.29          0.00
(iii)    Trustee Fee                                                           890.17      2,712,039.29        890.17
         Trustee's out-of-pocket expenses                                      852.75      2,711,149.12        852.75
         Unpaid Trustee Fee from prior Collection Periods                        0.00      2,710,296.37          0.00
         Unpaid Trustee's out-of-pocket expenses from prior                      0.00      2,710,296.37          0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                  890.17      2,710,296.37        890.17
         Collateral Agent Expenses                                               0.00      2,709,406.20          0.00
         Unpaid Collateral Agent  Fee from prior                                 0.00      2,709,406.20          0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                             0.00      2,709,406.20          0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                           355,177.30      2,709,406.20    355,177.30
          Current Month
         Prior Month(s) Class A Carryover Shortfall                              0.00      2,354,228.90          0.00
         Class A Interest Carryover Shortfall                                    0.00      2,354,228.90          0.00
         Interest on Interest Carryover from Prior Months                        0.00      2,354,228.90          0.00
         Current Month Class A Interest Carryover Shortfall                      0.00      2,354,228.90          0.00
         Class A Interest Distributable Amount                             355,177.30      2,354,228.90    355,177.30
(viii)(A)Class B Coupon Interest - Unadjusted                               30,117.37      1,999,051.60     30,117.37
         Class B Interest Carryover Shortfall -                                  0.00      1,968,934.23          0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                                      0.00      1,968,934.23          0.00
          Previous Month(s)
         Interest on Interest Carryover from                                     0.00      1,968,934.23          0.00
          Prior Months
         Current Month Class B Interest Shortfall                                0.00      1,968,934.23          0.00
         Adjusted Class B Interest Distributable Amount                     30,117.37      1,968,934.23     30,117.37
(v)(B)   Class A Principal Distributable Amount - Current Month          2,179,648.53      1,938,816.86  1,938,816.86     672,316.55
         Class A Principal Carryover Shortfall - Previous Month(s)               0.00              0.00          0.00
         Current Month Class A Principal Shortfall                               0.00              0.00          0.00
         Withdrawl from Spread Account to Cover Shortfall                        0.00
         Class A Principal Distribution Amount                           2,179,648.53              0.00          0.00           0.00
(vi)     Certificate Insurer Premium                                        19,096.34              0.00          0.00
         Certificate Insurer Premium Supplement                                  0.00              0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                  0.00              0.00          0.00
(vii)    Transition Expenses to successor Servicer                               0.00              0.00          0.00
     (B) Class B Principal Distributable Amount -                          114,718.34              0.00          0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)               0.00              0.00          0.00
         Current Month Class B Principal Shortfall                               0.00              0.00          0.00
         Adjusted Class B Principal Distributable Amount                   114,718.34              0.00          0.00
     (C) Excess Interest Amount for Deposit in Spread Account               10,648.32              0.00          0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               67,652,819.25
                    Class A Principal Distributions                                                     2,179,648.53
           Class A End of Period Principal Balance                                                     65,473,170.72

           Class B Beginning of Period Principal Balance                                                3,560,674.71
                    Class B Principal Distributable Amount                                                114,718.34
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,445,956.37
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,445,956.37

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,851,965.08
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   497,736.18
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,354,228.90

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,354,228.90
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                30,117.37
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,324,111.53

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,324,111.53
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,179,648.53
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         144,463.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    144,463.00
     (vi)  Certificate Insurer Premium                                                                     19,096.34
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     125,366.66

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      125,366.66
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         114,718.34
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                 10,648.32
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                               10,648.32
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              7,261,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 7,261,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   81,652,856.26
                    Delinquency Ratio                                                                          8.89%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                8.89%
                           Delinquency Ratio for second preceding Determination Date                           8.36%
                           Delinquency Ratio for third preceding Determination Date                            7.11%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.12%           8.12%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 6,939,939.94
                                  Current Period Defaulted Receivables                                    688,090.65
                                                                                                  -------------------
                                  Total                                                                 7,628,030.59

                                  Cumulative Defaulted Receivables                                      7,628,030.59
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                   8.21%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,009,313.04

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (405,599.41)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  603,713.63
                                  Cumulative Previous Net Losses                                        3,663,508.29
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 4,267,221.92
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  4.60%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     44.00
           Weighted Average Annual Percentage Rate                                                            20.53%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       6,891,912.71
                           15% of Outstanding Certificate Balance                                                      10,337,869.06
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          6,891,912.71

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,785,734.33
                           Outstanding Certificate Balance                                                             68,919,127.09
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               6,891,912.71
           Beginning of Period Spread Account Balance                                                   7,129,750.45
           Spread Account Deposit (Withdrawal) from Current Distributions                                  10,648.32
           Transfer (to) from Cross-Collateralized Spread Accounts                                         (4,592.42)
           Required addition to/(eligible withdrawal from) Spread Account                                (243,893.64)
           Earnings on Spread Account Balance                                                              33,462.14
           Amount of Spread Account deposit (withdrawal)                                                 (277,355.78)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                        (277,355.78)
           Ending Spread Account Balance                                                                6,891,912.71


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  James L. Stock
                                      Title: Controller


Current month excess servicing fee                                         #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates


Distribution Date                                                1/15/98
Collection Period                                                12/97

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,145,163.22

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $446,910.63

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,698,252.59

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $32.35

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.60

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $27.76

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $183,885.35

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $41,872.06

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $142,013.29

           (j)      Scheduled Payments due in such Collection Period                                   $2,648,301.05

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,455,916.94

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $86,186,060.45

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $83,437,750.09

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9681119

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $162,154.58

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,745.74

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.67

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $24,982.95

           (b)      Distributions (to) from Collection Account                                             $8,580.90
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $336.28

           (d)      Ending Payahead Account Balance                                                       $33,900.13

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $8,343,775.01
                           Spread Account Balance                                                      $8,343,775.01

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($289,776.14)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $23,093.73

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $888,463.21

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                340
                           Aggregate Gross Amount                                                      $4,477,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                364
                           Aggregate Gross Amount                                                      $4,975,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          9.58%

           (b)      Average Delinquency Ratio                                                                  8.84%

           (c)      Cumulative Default Ratio                                                                   6.62%

           (d)      Cumulative Net Loss Ratio                                                                  2.88%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,496,349.57
     Lock Box NSF Items:                                                                                  (69,679.33)
     Transfers from (to) Payahead Account:                                                                 (8,580.90)
     Collection Account Interest                                                                           12,747.08
     Payahead Account Interest                                                                                336.28
     Total Collection Proceeds:                                                                         3,431,172.70
     For Distribution Date:                                                                                  1/15/98
     For Determination Date:                                                                                  1/8/98
     For Collection Period:                                                                                    12/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 86,186,060.45
                                  Principal portion of payments collected (non-prepayments)                             1,013,602.78
                                  Prepayments in full allocable to principal                                              412,086.00
                           Collections allocable to principal                                           1,425,688.78
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    526,113.89
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,951,802.67

                    Realized Losses                                                                       888,463.21
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    83,345,794.57

           Interest
                           Collections allocable to interest                                            1,442,314.16
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       37,055.87
                                                                                                  -------------------
                    Total Interest                                                                      1,479,370.03

     Certificate Information
           Beginning of Period Class A Principal Balance                                               81,876,757.43
           Beginning of Period Class B Principal Balance                                                4,309,303.02

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   8,633,551.15
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           18,511.15
           Aggregate Payahead Balance                                                                      33,563.85
           Aggregate Payahead Balance for preceding Distribution Date                                      24,982.95
           Interest Earned on Payahead Balances                                                               336.28
           Scheduled Payments due in Collection Period                                                  2,648,301.05
           Scheduled Payments collected in Collection Period                                            2,455,916.94
           Aggregate Amount of Realized Losses for preceding Distribution Date                            888,463.21

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   930.94
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              340     4,477,000.00
           60+ days delinquent                                                                                  364     4,975,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       9,452,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                       1,102,158.20
                    Receivables   during  the  related  Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           9.05%
           Delinquency Ratio for third preceding Determination Date                                            7.90%

           Cumulative Defaults for preceding Determination Date                                         5,671,970.69

           Cumulative Net Losses for preceding Determination Date                                       2,098,475.13

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,868,002.94
                           Liquidation Proceeds                                                           526,113.89
                           Recoveries                                                                      37,055.87
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,431,172.70

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,013,602.78
                           Prepayments in full allocable to principal                                     412,086.00
                           Principal Balance of Liquidated Receivables                                  1,414,577.10
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,840,265.88

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,840,265.88
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,698,252.59
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,698,252.59

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          81,876,757.43
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 446,910.63

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,840,265.88
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                142,013.29

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,309,303.02
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         41,872.06

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,431,172.70
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,145,163.22
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                41,872.06
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                142,013.29
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   2,008.27
                    Standby Servicer distributions                                                          5,745.74
                    Servicer distributions                                                                162,154.58
                    Collateral Agent distributions                                                          1,077.33
                    Reimbursement Obligations                                                              23,093.73
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                         Use           Source      act distributed       Source
                                                                         ---           ------      ---------------       ------

(i)      Standby Fee                                                   5,745.74      3,431,172.70         5,745.74   3,431,172.70
         Servicing Fee (2.0%)                                        143,643.43      3,425,426.96       143,643.43           0.00
         Additional Servicing Fee Amounts                             18,511.15      3,281,783.53        18,511.15           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                  0.00      3,263,272.38             0.00
         Unpaid Servicing Fee from prior Collection Periods                0.00      3,263,272.38             0.00
(ii)     Transition Expenses to Standby Servicer                           0.00      3,263,272.38             0.00
(iii)    Trustee Fee                                                   1,077.33      3,263,272.38         1,077.33
         Trustee's out-of-pocket expenses                                930.94      3,262,195.05           930.94
         Unpaid Trustee Fee from prior Collection Periods                  0.00      3,261,264.11             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                0.00      3,261,264.11             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                          1,077.33      3,261,264.11         1,077.33
         Collateral Agent Expenses                                         0.00      3,260,186.78             0.00
         Unpaid Collateral Agent  Fee from prior                           0.00      3,260,186.78             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                       0.00      3,260,186.78             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                     446,910.63      3,260,186.78       446,910.63
          Current Month
         Prior Month(s) Class A Carryover Shortfall                        0.00      2,813,276.15             0.00
         Class A Interest Carryover Shortfall                              0.00      2,813,276.15             0.00
         Interest on Interest Carryover from Prior Months                  0.00      2,813,276.15             0.00
         Current Month Class A Interest Carryover Shortfall                0.00      2,813,276.15             0.00
         Class A Interest Distributable Amount                       446,910.63      2,813,276.15       446,910.63
(viii)(A)Class B Coupon Interest - Unadjusted                         41,872.06      2,366,365.52        41,872.06
         Class B Interest Carryover Shortfall -                            0.00      2,324,493.46             0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                                0.00      2,324,493.46             0.00
          Previous Month(s)
         Interest on Interest Carryover from Prior                         0.00      2,324,493.46             0.00
          Months
         Current Month Class B Interest Shortfall                          0.00      2,324,493.46             0.00
         Adjusted Class B Interest Distributable Amount               41,872.06      2,324,493.46        41,872.06
(v)(B)   Class A Principal Distributable Amount -                  2,698,252.59      2,282,621.40     2,282,621.40     732,920.11
          Current Month
         Class A Principal Carryover Shortfall -                           0.00              0.00             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                         0.00              0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                  0.00
         Class A Principal Distribution Amount                     2,698,252.59              0.00             0.00           0.00
(vi)     Certificate Insurer Premium                                  23,093.73              0.00             0.00
         Certificate Insurer Premium Supplement                            0.00              0.00             0.00
         Other Reimbursement Obligations to Certificate                    0.00              0.00             0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                         0.00              0.00             0.00
     (B) Class B Principal Distributable Amount -                    142,013.29              0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                           0.00              0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                   (91,955.52)             0.00       (91,955.52)
         Adjusted Class B Principal Distributable Amount              50,057.77         91,955.52        50,057.77
     (C) Excess Interest Amount for Deposit in Spread                     (0.00)        41,897.75            (0.00)
          Account                                                                       41,897.75        41,897.75

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               81,876,757.43
                    Class A Principal Distributions                                                     2,698,252.59
           Class A End of Period Principal Balance                                                     79,178,504.84

           Class B Beginning of Period Principal Balance                                                4,309,303.02
                    Class B Principal Distributable Amount                                                 50,057.77
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,259,245.25
                    Withdrawl from Spread Account to Cover B Shortfalls                                    91,955.52
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,167,289.73

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,431,172.70
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   617,896.55
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,813,276.15

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,813,276.15
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                41,872.06
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,771,404.09

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,771,404.09
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,698,252.59
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                          73,151.50

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     73,151.50
     (vi)  Certificate Insurer Premium                                                                     23,093.73
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                      50,057.77

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       50,057.77
     (ii) Amounts payable  pursuant to Section 4.6(c) (vi) and (x)                                        142,013.29
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                 (91,955.52)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                       (91,955.52)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              9,452,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 9,452,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   98,652,272.29
                    Delinquency Ratio                                                                          9.58%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                9.58%
                           Delinquency Ratio for second preceding Determination Date                           9.05%
                           Delinquency Ratio for third preceding Determination Date                            7.90%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.84%           8.84%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 5,671,970.69
                                  Current Period Defaulted Receivables                                  1,102,158.20
                                                                                                  -------------------
                                  Total                                                                 6,774,128.89

                                  Cumulative Defaulted Receivables                                      6,774,128.89
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                   6.62%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,414,577.10

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (563,169.76)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  851,407.34
                                  Cumulative Previous Net Losses                                        2,098,475.13
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 2,949,882.47
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  2.88%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     46.86
           Weighted Average Annual Percentage Rate                                                            20.57%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       8,343,775.01
                           15% of Outstanding Certificate Balance                                                      12,515,662.51
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          8,343,775.01

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,069,810.29
                           Outstanding Certificate Balance                                                             83,437,750.09
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                               8,343,775.01
           Beginning of Period Spread Account Balance                                                   8,633,551.15
           Spread Account Deposit (Withdrawal) from Current Distributions                                      (0.00)
           Transfer (to) from Cross-Collateralized Spread Accounts                                         (3,868.88)
           Required addition to/(eligible withdrawal from) Spread Account                                (285,907.26)
           Earnings on Spread Account Balance                                                              39,706.39
           Amount of Spread Account deposit (withdrawal)                                                 (325,613.65)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                             91,955.52
           Net Spread Account Withdrawl to Seller                                                        (233,658.13)
           Ending Spread Account Balance                                                                8,343,775.01


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  James L. Stock
                                      Title: Controller




                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates


Distribution Date                                                1/15/98
Collection Period                                                12/97

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,915,604.24

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $568,718.16

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,346,886.08

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $25.71

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.02

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $20.70

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $175,013.28

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $51,492.96

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $123,520.32

           (j)      Scheduled Payments due in such Collection Period                                   $2,904,892.24

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $3,098,113.73

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                              $108,027,193.03

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                $105,556,786.63

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9771316

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $201,834.38

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $7,201.81

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.78

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $22,143.45

           (b)      Distributions (to) from Collection Account                                            $11,710.65
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $136.49

           (d)      Ending Payahead Account Balance                                                       $33,990.59

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $9,500,110.80
                           Spread Account Balance                                                      $9,500,110.80

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($194,791.62)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $29,248.03

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $507,774.11

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                418
                           Aggregate Gross Amount                                                      $5,678,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                415
                           Aggregate Gross Amount                                                      $5,663,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          9.19%

           (b)      Average Delinquency Ratio                                                                  8.08%

           (c)      Cumulative Default Ratio                                                                   3.58%

           (d)      Cumulative Net Loss Ratio                                                                  1.01%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,891,117.12
     Lock Box NSF Items:                                                                                  (88,638.55)
     Transfers from (to) Payahead Account:                                                                (11,710.65)
     Collection Account Interest                                                                           13,589.64
     Payahead Account Interest                                                                                136.49
     Total Collection Proceeds:                                                                         3,804,494.05
     For Distribution Date:                                                                                  1/15/98
     For Determination Date:                                                                                  1/8/98
     For Collection Period:                                                                                    12/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                108,027,193.03
                                  Principal portion of payments collected (non-prepayments)                             1,280,708.03
                                  Prepayments in full allocable to principal                                              335,073.00
                           Collections allocable to principal                                           1,615,781.03
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    346,851.26
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,962,632.29

                    Realized Losses                                                                       507,774.11
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                   105,556,786.63

           Interest
                           Collections allocable to interest                                            1,817,405.70
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       24,456.06
                                                                                                  -------------------
                    Total Interest                                                                      1,841,861.76

     Certificate Information
           Beginning of Period Class A Principal Balance                                              102,625,833.39
           Beginning of Period Class B Principal Balance                                                5,401,359.64

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   9,694,902.42
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           21,789.06
           Aggregate Payahead Balance                                                                      33,854.10
           Aggregate Payahead Balance for preceding Distribution Date                                      22,143.45
           Interest Earned on Payahead Balances                                                               136.49
           Scheduled Payments due in Collection Period                                                  2,904,892.24
           Scheduled Payments collected in Collection Period                                            3,098,113.73
           Aggregate Amount of Realized Losses for preceding Distribution Date                            507,774.11

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   915.04
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              418     5,678,000.00
           60+ days delinquent                                                                                  415     5,663,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                      11,341,000.00
                    of the close  of  business on the last day of
                    the related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         930,872.09
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           8.31%
           Delinquency Ratio for third preceding Determination Date                                            6.74%

           Cumulative Defaults for preceding Determination Date                                         3,338,823.36

           Cumulative Net Losses for preceding Determination Date                                         717,600.40

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,433,186.73
                           Liquidation Proceeds                                                           346,851.26
                           Recoveries                                                                      24,456.06
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,804,494.05

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,280,708.03
                           Prepayments in full allocable to principal                                     335,073.00
                           Principal Balance of Liquidated Receivables                                    854,625.37
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,470,406.40

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,470,406.40
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,346,886.08
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,346,886.08

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                         102,625,833.39
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 568,718.16

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,470,406.40
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                123,520.32

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           5,401,359.64
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         51,492.96

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,804,494.05
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,915,604.24
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                51,492.96
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                123,520.32
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   2,265.38
                    Standby Servicer distributions                                                          7,201.81
                    Servicer distributions                                                                201,834.38
                    Collateral Agent distributions                                                          1,350.34
                    Reimbursement Obligations                                                              29,248.03
                                                                                                  -------------------
                                                                                                          471,976.59

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                            Use           Source      act distributed       Source
                                                                            ---           ------      ---------------       ------

(i)      Standby Fee                                                      7,201.81       3,804,494.05         7,201.81  3,804,494.05
         Servicing Fee (2.0%)                                           180,045.32       3,797,292.24       180,045.32          0.00
         Additional Servicing Fee Amounts                                21,789.06       3,617,246.92        21,789.06          0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                     0.00       3,595,457.86             0.00
         Unpaid Servicing Fee from prior Collection Periods                   0.00       3,595,457.86             0.00
(ii)     Transition Expenses to Standby Servicer                              0.00       3,595,457.86             0.00
(iii)    Trustee Fee                                                      1,350.34       3,595,457.86         1,350.34
         Trustee's out-of-pocket expenses                                   915.04       3,594,107.52           915.04
         Unpaid Trustee Fee from prior Collection Periods                     0.00       3,593,192.48             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                   0.00       3,593,192.48             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                             1,350.34       3,593,192.48         1,350.34
         Collateral Agent Expenses                                            0.00       3,591,842.14             0.00
         Unpaid Collateral Agent  Fee from prior                              0.00       3,591,842.14             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                          0.00       3,591,842.14             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                        568,718.16       3,591,842.14       568,718.16
          Current Month
         Prior Month(s) Class A Carryover Shortfall                           0.00       3,023,123.98             0.00
         Class A Interest Carryover Shortfall                                 0.00       3,023,123.98             0.00
         Interest on Interest Carryover from Prior                            0.00       3,023,123.98             0.00
          Months
         Current Month Class A Interest Carryover                             0.00       3,023,123.98             0.00
          Shortfall
         Class A Interest Distributable Amount                          568,718.16       3,023,123.98       568,718.16
(viii)(A)Class B Coupon Interest - Unadjusted                            51,492.96       2,454,405.82        51,492.96
         Class B Interest Carryover Shortfall -                               0.00       2,402,912.86             0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                                   0.00       2,402,912.86             0.00
          Previous Month(s)
         Interest on Interest Carryover from Prior                            0.00       2,402,912.86             0.00
          Months
         Current Month Class B Interest                                       0.00       2,402,912.86             0.00
          Shortfall
         Adjusted Class B Interest Distributable                         51,492.96       2,402,912.86        51,492.96
          Amount
(v)(B)   Class A Principal Distributable Amount -                     2,346,886.08       2,351,419.90     2,346,886.08  1,457,607.97
          Current Month
         Class A Principal Carryover Shortfall -                              0.00           4,533.82             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                            0.00           4,533.82             0.00
         Withdrawl from Spread Account to                                     0.00
          Cover Shortfall
         Class A Principal Distribution Amount                        2,346,886.08           4,533.82         4,533.82          0.00
(vi)     Certificate Insurer Premium                                     29,248.03               0.00             0.00
         Certificate Insurer Premium Supplement                               0.00               0.00             0.00
         Other Reimbursement Obligations to                                   0.00               0.00             0.00
          Certificate Insurer
(vii)    Transition Expenses to successor Servicer                            0.00               0.00             0.00
         Class B Principal Distributable Amount -                       123,520.32               0.00             0.00
     (B)  Current Month Unadjusted
         Class B Principal Carryover Shortfall -                              0.00               0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                            0.00               0.00             0.00
         Adjusted Class B Principal Distributable Amount                123,520.32               0.00             0.00
     (C) Excess Interest (Shortage) Amount for Deposit                  471,976.59               0.00             0.00
          to (withdrawl from) Spread Account                                                                0.00                0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                              102,625,833.39
                    Class A Principal Distributions                                                     2,346,886.08
           Class A End of Period Principal Balance                                                    100,278,947.31

           Class B Beginning of Period Principal Balance                                                5,401,359.64
                    Class B Principal Distributable Amount                                                123,520.32
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  5,277,839.32
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   5,277,839.32

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,804,494.05
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   781,370.07
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,023,123.98

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    3,023,123.98
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                51,492.96
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,971,631.02

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,971,631.02
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,346,886.08
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         624,744.94

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    624,744.94
     (vi)  Certificate Insurer Premium                                                                     29,248.03
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     595,496.91

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                     595,496.91
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        123,520.32
     (iii) Prior month(s) carryover shortfalls                                                                 0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)               471,976.59
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                           0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                             471,976.59
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                             11,341,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                11,341,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  123,429,171.94
                    Delinquency Ratio                                                                          9.19%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                9.19%
                           Delinquency Ratio for second preceding Determination Date                           8.31%
                           Delinquency Ratio for third preceding Determination Date                            6.74%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.08%           8.08%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 3,338,823.36
                                  Current Period Defaulted Receivables                                    930,872.09
                                                                                                  -------------------
                                  Total                                                                 4,269,695.45

                                  Cumulative Defaulted Receivables                                      4,269,695.45
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                   3.58%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         854,625.37

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (371,307.32)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  483,318.05
                                  Cumulative Previous Net Losses                                          717,600.40
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 1,200,918.45
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  1.01%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     49.34
           Weighted Average Annual Percentage Rate                                                            20.53%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                        9,500,110.80
                           15% of Outstanding Certificate Balance                                                      15,833,517.99
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          9,500,110.80

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,580,860.93
                           Outstanding Certificate Balance                                                            105,556,786.63
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                               9,500,110.80
           Beginning of Period Spread Account Balance                                                   9,694,902.42
           Spread Account Deposit (Withdrawal) from Current Distributions                                 471,976.59
           Transfer (to) from Cross-Collateralized Spread Accounts                                        (11,513.65)
           Required addition to/(eligible withdrawal from) Spread Account                                (655,254.56)
           Earnings on Spread Account Balance                                                              40,102.92
           Amount of Spread Account deposit (withdrawal)                                                 (695,357.48)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                        (695,357.48)
           Ending Spread Account Balance                                                                9,500,110.80


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  James L. Stock
                                      Title: Controller




                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-3
                       6.10% Asset-Backed Notes, Class A-1
                       6.38% Asset-Backed Notes, Class A-2
                       10.65% Asset-Backed Notes, Class B
                        10.65% Asset-Backed Certificates

Distribution Date                                                  1/15/98
Collection Period                                                  12/97

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $3,815,131.91

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $348,872.45

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $3,466,259.46

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $47.20

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $4.32

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $42.88

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                    $95,729.03

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $31,640.42

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $64,088.61

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                             $95,729.03

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                         $31,640.42

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                     $64,088.61

          (s)      Scheduled Payments due in such Collection Period                                     $4,136,858.54

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                    $3,950,646.86

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $142,604,727.44

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $134,865,337.70

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $130,333,415.68

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.9139488

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                        $3,501,029.57

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0245506

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $259,350.11

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $7,130.24

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.21

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.09

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    3
                          Aggregate Purchase Amount                                                        $31,152.58

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

          (f)      The amount of the Certificate  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                     $0.00

          (g)      The amount of the Certificate  Principal  Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $7,427,860.97
                          Spread Account Balance                                                        $5,336,165.04

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $23,665.72

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $37,293.46

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $330,920.03

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  461
                          Aggregate Gross Amount                                                        $6,465,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  392
                          Aggregate Gross Amount                                                        $5,557,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            7.42%

          (b)      Average Delinquency Ratio                                                                    6.15%

          (c)      Cumulative Default Ratio                                                                     1.52%

          (d)      Cumulative Net Loss Ratio                                                                    0.28%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-3
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          4,748,034.27
     Lock Box NSF Items:                                                                                  (120,203.34)
     Total Collection Proceeds:                                                                          4,627,830.93
     For Distribution Date:                                                                                   1/15/98
     For Determination Date:                                                                                   1/8/98
     For Collection Period:                                                                                     12/97

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                  142,604,727.44
          Beginning Principal Balance of Subsequent Receivables Transfered                                       0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                        142,604,727.44
                                 Principal portion of payments collected (non-prepayments)                              1,558,092.12
                                 Prepayments in full allocable to principal                                               419,757.00
                          Collections allocable to principal                                             1,977,849.12
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                      223,622.49
                          Purchase Amounts allocable to principal                                           31,152.58
                                                                                               -----------------------
                   Total Principal                                                                       2,232,624.19

                   Realized Losses                                                                         330,920.03
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                     140,041,183.22

          Prefunding
                   Original Amount in Prefunding Account                                                27,084,817.00
                   Subsequent Loans Sold to the Trust                                                   27,084,817.00
                   Balance of Prefunding Account                                                                 0.00



          Interest
                          Collections allocable to interest                                              2,392,554.74
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                          2,652.00
                                                                                               -----------------------
                   Total Interest                                                                        2,395,206.74

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               68,630,645.57
          Beginning of Period Class A-2 Principal Balance                                               61,668,000.00
          Beginning of Period Class B Principal Balance                                                  3,565,118.18
          Beginning of Period Certificate Balance                                                        3,565,118.18

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     5,312,499.32
          Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                             21,675.56
          Scheduled Payments due in Collection Period                                                    4,136,858.54
          Scheduled Payments collected in Collection Period                                              3,950,646.86
          Aggregate Amount of Realized Losses for preceding Distribution Date                              330,920.03

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                   4,464.90
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                  # of Receivables    of Receivables
          31 - 59 days delinquent                                                                              461      6,465,000.00
          60+ days delinquent                                                                                  392      5,557,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                       Purchase Amt
                                                                                                  # of Receivables    of Receivables
                                                                                                                 3         31,152.58

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as                      12,022,000.00
                   of the close of business on the last day of the
                   related Collection Period.
          Principal Balance of all Receivables that became Purchased  Receivables                          31,152.58
                   as of the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables                       1,041,876.38
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.30%
          Delinquency Ratio for third preceding Determination Date                                              4.72%

          Cumulative Defaults for preceding Determination Date                                           1,240,072.71

          Cumulative Net Losses for preceding Determination Date                                            96,990.00

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Requisite Reserve Amount
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.4617%
          minus 2.5%                                                                                            2.50%
                                                                                               -----------------------
                                                                                                              3.9617%
          divided by 360                                                                                      0.0110%
          times the prefunded amount                                                                             0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                               23.00
                                                                                               -----------------------
          Requisite Reserve Amount                                                                               0.00
          Amount in Interest Reserve Account                                                                     0.00
          Excess in Interest Reserve Account                                                                     0.00

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               4,370,403.86
                          Liquidation Proceeds                                                             223,622.49
                          Recoveries                                                                         2,652.00
                          Purchase Amounts                                                                  31,152.58
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Excess released from Prefunding Account                                                0.00
                          Investment earnings from Note Distribution Account                                   443.89
                          Investment earnings from Prefunding Account                                            0.13
                          Investment earnings from Interest Reserve Account                                    301.28
                          Investment earnings from Collection Account                                       16,454.26
                                                                                               -----------------------
          Total Distribution Amount                                                                      4,645,030.49

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,558,092.12
                          Prepayments in full allocable to principal                                       419,757.00
                          Principal Balance of Liquidated Receivables                                      554,542.52
                          Purchase Amounts allocable to principal                                           31,152.58
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        2,563,544.22

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                    140,041,183.22
                                                                                               -----------------------
                                                                                                       126,037,064.90         96.73%
                                                                                               -----------------------
                                                                                                      Current Target %
          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    44.9%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        2,563,544.22
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                         2,435,367.01
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                2,435,367.01

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   68,630,645.57
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   348,872.45

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                        2,563,544.22
                   Times Class B Percentage                                                                      2.5%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   64,088.61

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                        2,563,544.22
                   Times Certificate Percentage                                                                  2.5%
                                                                                               -----------------------
                   Certificate Principal Distributable Amount                                               64,088.61


          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                    3,565,118.18
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class B Coupon Interest Amount                                                           31,640.42

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             3,565,118.18
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Certificateholders' Interest Amount                                                      31,640.42


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                                  Use           Source      act distributed  Source
                                                                                  ---           ------      ---------------  ------

(i)      Standby Fee                                                           7,130.24      4,645,030.49        7,130.24
         Servicing Fee (2.0%)                                                237,674.55      4,637,900.25      237,674.55       0.00
         Additional Servicing Fee Amounts                                     21,675.56      4,400,225.70       21,675.56       0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                          0.00      4,378,550.14            0.00
         Unpaid Servicing Fee from prior Collection Periods                        0.00      4,378,550.14            0.00
(ii)     Transition Expenses to Standby Servicer                                   0.00      4,378,550.14            0.00
(iii)    Indenture Trustee Fee                                                 1,188.37      4,378,550.14        1,188.37
         Indenture Trustee's out-of-pocket expenses                            4,464.90      4,377,361.77        4,464.90
         Unpaid Indenture Trustee Fee from prior                                   0.00      4,372,896.87            0.00
          Collection Periods
         Unpaid Indenture Trustee's out-of-pocket exp. -                           0.00      4,372,896.87            0.00
          prior Collection Periods
         Owner Trustee Fee                                                         0.00      4,372,896.87            0.00
         Owner Trustee's out-of-pocket expenses                                    0.00      4,372,896.87            0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                    0.00      4,372,896.87            0.00
         Unpaid Owner Trustee's out-of-pocket exp -                                0.00      4,372,896.87            0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                  1,145.24      4,372,896.87        1,145.24
         Collateral Agent Expenses                                                 0.00      4,371,751.63            0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                0.00      4,371,751.63            0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods            0.00      4,371,751.63            0.00
(v) (A)  Class A-1 Interest  Distributable  Amount - Current Month           348,872.45
         Prior  Month(s)  Class  A-1  Interest   Carryover                         0.00
         Shortfall  0.00 Class A-1 Interest  Carryover  Shortfall                  0.00
         Interest on Interest Carryover from Prior Months Current                  0.00
         Month Class A-1 Interest Carryover Shortfall                              0.00
         Class A-1 Interest Distributable Amount                             348,872.45      4,371,751.63      348,872.45
    (B)  Class A-2 Interest Distributable Amount - Current Month             327,868.20
         Prior Month(s) Class A-2 Interest Carryover Shortfall                     0.00
         Class A-2 Interest Carryover Shortfall                                    0.00
         Interest on Interest Carryover from Prior Months                          0.00
         Current Month Class A-2 Interest Carryover Shortfall                      0.00
         Class A-2 Interest Distributable Amount                             327,868.20      4,022,879.18      327,868.20
(vi)(A)  Class B Note Interest - Unadjusted                                   31,640.42
         Class B Note Interest Carryover Shortfall - Previous Month(s)             0.00
         Interest on B Interest Shortfall - Previous Month(s)                      0.00
         Interest on B Interest Carryover from Prior Months                        0.00
         Current Month Class B Interest Shortfall                                  0.00
         Adjusted Class B Note Interest Distributable Amount                  31,640.42      3,695,010.98       31,640.42
    (B)  Certificate Interest - Unadjusted                                    31,640.42
         Certificate Interest Carryover Shortfall - Previous Month(s)              0.00
         Interest on Certificate Interest Shortfall - Previous Month(s)            0.00
         Interest on Certificate Interest Carryover from Prior Months              0.00
         Current Month Certificate Interest Shortfall                              0.00
         Adjusted Certificate Interest Distributable Amount                   31,640.42      3,663,370.56       31,640.42
(vii)    Class A Principal Distributable Amount - Current Month            2,435,367.01
         Class A Principal Carryover Shortfall - Previous Month(s)                 0.00
         Current Month Class A Principal Shortfall                                 0.00
         Withdrawl from Spread Account to Cover Shortfall                          0.00
         Class A Principal Distribution Amount to Class A-1                2,435,367.01      3,631,730.14    2,435,367.01       0.00
         Class A Principal Distribution Amount to Class A-2                        0.00      1,196,363.13            0.00       0.00
(viii)   Note Insurer Premium                                                 37,293.46      1,196,363.13       37,293.46
         Note Insurer Premium Supplement                                           0.00      1,159,069.67            0.00
         Other Reimbursement Obligations to Note Insurer                           0.00      1,159,069.67            0.00
(ix)     Transition Expenses to successor Servicer                                 0.00      1,159,069.67            0.00
(x)      Class B Principal Distributable Amount - Current                     64,088.61
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)                 0.00
         Current Month Class B Principal Shortfall                                 0.00
         Adjusted Class B Principal Distributable Amount                      64,088.61      1,159,069.67       64,088.61
         Certificate Principal Distributable Amount - Current                 64,088.61
          Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous                      0.00
          Month(s)
         Current Month Certificate Principal Shortfall                             0.00
         Adjusted Certificate Principal Distributable Amount                  64,088.61      1,094,981.06       64,088.61
(xi)     Until the Target Payment Date, remaining amount to                1,030,892.45      1,030,892.45    1,030,892.45
          Class A Noteholders
         Amount to Class A-1 Noteholders                                   1,030,892.45              0.00            0.00
         Amount to Class A-2 Noteholders                                           0.00
(xii)    After an Event of Default, Certificateholders' Int.                       0.00
          Dist. Amount
(xiii)   After an Event of Default, Certificateholders' Prin.                      0.00
          Dist. Amount
(xiv)    After the Target Pmt. Date, remaining amount into                         0.00
          Spread Acct.

     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                68,630,645.57
                   Class A-1 Principal Distributions                                                     2,435,367.01
          Class A-1 End of Period Principal Amount (prior to turbo)                                     66,195,278.56
                   Additional Principal Distribution                                                     1,030,892.45
          Class A-1 End of Period Principal Amount                                                      65,164,386.11

          Class A-2 Beginning of Period Principal Amount                                                61,668,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     61,668,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      61,668,000.00

          Class B Beginning of Period Principal Amount                                                   3,565,118.18
                   Class B Principal Distributable Amount                                                   64,088.61
          Class B End of Period Principal Amount BEFORE Spread Account Distributions                     3,501,029.57
                   Withdrawl from Spread Account to Cover B Shortfalls                                           0.00
          Class B End of Period Principal Amount AFTER Spread Account Distributions                      3,501,029.57

          Certificate Beginning of Period Principal Amount                                               3,565,118.18
                   Certificate Principal Distributable Amount                                               64,088.61
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 3,501,029.57
                   Withdrawl from Spread Account to Cover Certificate Shortfalls                                 0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  3,501,029.57
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               12,022,000.00
                                 Purchased receivables more than 30 days delinquent                         31,152.58
                                                                                               -----------------------
                                 Total                                                                  12,053,152.58

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                    162,512,637.26
                   Delinquency Ratio                                                                            7.42%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.42%
                          Delinquency Ratio for second preceding Determination Date                             6.30%
                          Delinquency Ratio for third preceding Determination Date                              4.72%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    6.15%         6.15%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                   1,240,072.71
                                 Current Period Defaulted Receivables                                    1,041,876.38
                                                                                               -----------------------
                                 Total                                                                   2,281,949.09

                                 Cumulative Defaulted Receivables                                        2,281,949.09
                                 Original Pool Balance                                                 150,000,000.00

                   Cumulative Default Ratio                                                                     1.52%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                           554,542.52

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                 (226,274.49)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    328,268.03
                                 Cumulative Previous Net Losses                                             96,990.00
                                                                                               -----------------------
                                 Cumulative Net Losses                                                     425,258.03
                                 Original Pool Balance                                                 150,000,000.00

                   Cumulative Net Loss Ratio                                                                    0.28%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       51.90
          Weighted Average Annual Percentage Rate                                                              20.41%
     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                  140,041,183.22
                          minus the Securities Balance                                                 134,865,337.70
                                                                                               -----------------------
                                                                                                         5,175,845.52
                          divided by the Aggregate Principal Balance                                            3.70%

          Floor OC Percent
                   Aggregate Principal Balance                                                         140,041,183.22
                   minus the Securities Balance                                                        134,865,337.70
                                                                                               -----------------------
                                                                                                         5,175,845.52
                   divided by the initial Aggregate Principal Balance                                  122,915,183.00
                                                                                               -----------------------
                                                                                                                4.21%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                        100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      134,865,337.70
                          (ii) the sum of
                              (A)2% of the sum of                                                                              2.00%
                                 (I)   initial Aggregate Principal Balance                                            122,915,183.00
                                 (II)  balance of all Subsequent Receivables                                           27,084,817.00
                                                                                                                      --------------
                                                                                                                        3,000,000.00
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                 0.00%
                                 (II) initial Aggregate  Principal Balance                             122,915,183.00

                                                                                                                      --------------
                                                                                                                                0.00
                   Floor Amount                                                                          3,000,000.00

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                       3,000,000.00
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                  5.30%
                                 if a Trigger Event, 15% minus the OC Percent                                                 11.30%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                        26.30%
                                 if an Insurance Agreement Event of Default, unlimited                                       999.00%
                                                                                                                5.30%
                                 times the Aggregate Principal Balance                                 140,041,183.22
                                                                                               -----------------------
                                                                                                         7,427,860.97
                          Requisite Amount                                                               7,427,860.97

                          Does a Trigger Event exist?                                                                              N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              N

          Required Spread Account Amount                                                                 7,427,860.97
          Beginning of Period Spread Account Balance                                                     5,312,499.32
          Additional Deposit for Subsequent Receivables Transfer                                                 0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                 2,115,361.65
          Earnings on Spread Account Balance                                                                23,665.72
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawl Allocated to B Piece Shortfalls                                                    0.00
          Net Spread Account Withdrawl to Seller                                                                 0.00
          Ending Spread Account Balance                                                                  5,336,165.04


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Note as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  James L. Stock
                                      Title: Controller




                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-4
                       6.07% Asset-Backed Notes, Class A-1
                       6.30% Asset-Backed Notes, Class A-2
                        10.59% Asset-Backed Certificates

Distribution Date                                                  1/15/98
Collection Period                                                  12/97

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,654,484.50

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $257,561.81

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,396,922.69

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $48.92

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $4.75

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $44.17

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $120,405.74

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $45,851.08

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $74,554.66

          (p)      Scheduled Payments due in such Collection Period                                     $2,951,856.75

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,744,535.50

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $103,911,800.95

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $100,930,411.36

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $94,828,991.80

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.9125912

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $5,121,035.40

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0492825

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $185,452.32

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $5,195.59

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.42

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.10

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                   12
                          Aggregate Purchase Amount                                                       $166,847.21

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $7,727,567.30
                          Spread Account Balance                                                        $3,736,104.14

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $16,606.10

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $27,944.40

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                        $2,359.90

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  206
                          Aggregate Gross Amount                                                        $2,741,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                   92
                          Aggregate Gross Amount                                                        $1,382,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            3.62%

          (b)      Average Delinquency Ratio                                                                    1.99%

          (c)      Cumulative Default Ratio                                                                     0.31%

          (d)      Cumulative Net Loss Ratio                                                                    0.00%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-4
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          3,284,137.72
     Lock Box NSF Items:                                                                                   (57,411.01)
     Total Collection Proceeds:                                                                          3,226,726.71
     For Distribution Date:                                                                                   1/15/98
     For Determination Date:                                                                                   1/8/98
     For Collection Period:                                                                                     12/97

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                  103,911,800.95
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                        103,911,800.95
                                 Principal portion of payments collected (non-prepayments)                              1,006,542.08
                                 Prepayments in full allocable to principal                                               315,344.00
                          Collections allocable to principal                                             1,321,886.08
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                            0.00
                          Purchase Amounts allocable to principal                                          166,847.21
                                                                                               -----------------------
                   Total Principal                                                                       1,488,733.29

                   Realized Losses                                                                           2,359.90
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                     102,420,707.76


          Interest
                          Collections allocable to interest                                             $1,737,993.42
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                              0.00
                                                                                               -----------------------
                   Total Interest                                                                       $1,737,993.42

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               50,918,315.89
          Beginning of Period Class A-2 Principal Balance                                               46,307,598.60
          Beginning of Period Certificate Principal Balance                                              5,195,590.06 102,421,504.55

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,719,498.04
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            12,265.99
          Scheduled Payments due in Collection Period                                                    2,951,856.75
          Scheduled Payments collected in Collection Period                                              2,744,535.50
          Aggregate Amount of Realized Losses for preceding Distribution Date                                2,359.90

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                     243.97
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                  # of Receivables    of Receivables
          31 - 59 days delinquent                                                                              206      2,741,000.00
          60+ days delinquent                                                                                   92      1,382,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                        Purchase Amt
                                                                                                  # of Receivables    of Receivables
                                                                                                                12        166,847.21

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as                       4,123,000.00
                   of the close  of business on the last day of the
                   related Collection Period.
          Principal Balance of all Receivables that became Purchased  Receivables                         166,847.21
                   as of the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables                         246,901.32
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             2.34%
          Delinquency Ratio for third preceding Determination Date                                              0.00%

          Cumulative Defaults for preceding Determination Date                                              77,743.42

          Cumulative Net Losses for preceding Determination Date                                                 0.00

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               3,059,879.50
                          Liquidation Proceeds                                                                   0.00
                          Recoveries                                                                             0.00
                          Purchase Amounts                                                                 166,847.21
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       11,834.14
                                                                                               -----------------------
          Total Distribution Amount                                                                      3,238,560.85

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,006,542.08
                          Prepayments in full allocable to principal                                       315,344.00
                          Principal Balance of Liquidated Receivables                                        2,359.90
                          Purchase Amounts allocable to principal                                          166,847.21
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        1,491,093.19

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                    102,420,707.76
                                                                                               -----------------------
                                                                                                        92,178,636.98

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    45.2%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        1,491,093.19
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                         1,416,538.53
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                1,416,538.53

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   50,918,315.89
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   257,561.81

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        1,491,093.19
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   74,554.66

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             5,195,590.06
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       45,851.08

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                              Use           Source      act distributed     Source
                                                                             ---           ------      ---------------      ------

(i)      Standby Fee                                                        5,195.59       3,238,560.85        5,195.59
         Servicing Fee (2.0%)                                             173,186.33       3,233,365.26      173,186.33         0.00
         Additional Servicing Fee Amounts                                  12,265.99       3,060,178.93       12,265.99         0.00
          (late fees, prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                       0.00       3,047,912.94            0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00       3,047,912.94            0.00
(ii)     Transition Expenses to Standby Servicer                                0.00       3,047,912.94            0.00
(iii)    Indenture Trustee Fee                                                865.93       3,047,912.94          865.93
         Indenture Trustee's out-of-pocket expenses                           243.97       3,047,047.01          243.97
         Unpaid Indenture Trustee Fee from                                      0.00       3,046,803.04            0.00
         Unpaid Indenture Trustee's out-of-pocket exp. -                        0.00       3,046,803.04            0.00
          prior Collection Periods
         Owner Trustee Fee                                                      0.00       3,046,803.04            0.00
         Owner Trustee's out-of-pocket expenses                                 0.00       3,046,803.04            0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                 0.00       3,046,803.04            0.00
         Unpaid Owner Trustee's out-of-pocket exp -                             0.00       3,046,803.04            0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                 853.51       3,046,803.04          853.51
         Collateral Agent Expenses                                              0.00       3,045,949.53            0.00
         Unpaid Collateral Agent  Fee from                                      0.00       3,045,949.53            0.00
          prior Collection Periods
         Unpaid Collateral Agent Expenses from                                  0.00       3,045,949.53            0.00
          prior Collection Periods
(v)(A)   Class A-1 Interest  Distributable  Amount -
          Current Month
         Prior  Month(s)  Class  A-1  Interest   Carryover                257,561.81
         Shortfall  0.00 Class A-1 Interest  Carryover  Shortfall               0.00
         Interest on Interest Carryover from Prior Months Current               0.00
         Month Class A-1 Interest Carryover Shortfall                           0.00
         Class A-1 Interest Distributable Amount                          257,561.81       3,045,949.53      257,561.81
    (B)  Class A-2 Interest Distributable Amount - Current Month          243,114.89
         Prior Month(s) Class A-2 Interest Carryover Shortfall                  0.00
         Class A-2 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                   0.00
         Class A-2 Interest Distributable Amount                          243,114.89       2,788,387.72      243,114.89
(vi)(A)  Certificate Note Interest - Unadjusted                            45,851.08
         Certificate Note Interest Carryover Shortfall -                        0.00
          Previous Month(s)
         Interest on B Interest Shortfall - Previous Month(s)                   0.00
         Interest on B Interest Carryover from Prior Months                     0.00
         Current Month Certificate Interest Shortfall                           0.00
         Adjusted Certificate Note Interest Distributable Amount           45,851.08       2,545,272.83       45,851.08
(vii)    Class A Principal Distributable Amount - Current Month         1,416,538.53
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount to Class A-1             1,416,538.53       2,499,421.75    1,416,538.53     0.00
         Class A Principal Distribution Amount to Class A-2                     0.00       1,082,883.22            0.00     0.00
(viii)   Note Insurer Premium                                              27,944.40       1,082,883.22       27,944.40
         Note Insurer Premium Supplement                                        0.00       1,054,938.82            0.00
         Other Reimbursement Obligations to Note Insurer                        0.00       1,054,938.82            0.00
(ix)     Transition Expenses to successor Servicer                              0.00       1,054,938.82            0.00
(x)      Certificate Principal Distributable Amount -                      74,554.66
          Current Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)          0.00               0.00            0.00
          Previous Month(s)
         Current Month Certificate Principal Shortfall                          0.00               0.00            0.00
         Adjusted Certificate Principal Distributable Amount               74,554.66       1,054,938.82       74,554.66
(xi)     Until the Target Payment Date, remaining amount to               980,384.16         980,384.16      980,384.16
          Class A Noteholders
         Amount to Class A-1 Noteholders                                  980,384.16               0.00            0.00
         Amount to Class A-2 Noteholders                                        0.00               0.00            0.00
(xiv)    After the Target Pmt. Date, remaining amount                           0.00       3,238,316.88          Total Disbursements
          into Spread Acct.                                                                3,238,560.85       Total Distribution Amt
                                                                                                              ======================
                                                                                                             (243.97)Shortage (Over)
                                                                                                              ======================
     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                50,918,315.89
                   Class A-1 Principal Distributions                                                     1,416,538.53
          Class A-1 End of Period Principal Amount (prior to turbo)                                     49,501,777.36
                   Additional Principal Distribution                                                       980,384.16
          Class A-1 End of Period Principal Amount                                                      48,521,393.20

          Class A-2 Beginning of Period Principal Amount                                                46,307,598.60
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     46,307,598.60
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      46,307,598.60

          Certificate Beginning of Period Principal Amount                                               5,195,590.06
                   Certificate Principal Distributable Amount                                               74,554.66
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 5,121,035.40
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  5,121,035.40

          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                1,223,499.05
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                4,123,000.00
                                 Purchased receivables more than 30 days delinquent                        166,847.21
                                                                                               -----------------------
                                 Total                                                                   4,289,847.21

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                    118,344,717.72
                   Delinquency Ratio                                                                            3.62%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  3.62%
                          Delinquency Ratio for second preceding Determination Date                             2.34%
                          Delinquency Ratio for third preceding Determination Date                              0.00%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    1.99%         1.99%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                      77,743.42
                                 Current Period Defaulted Receivables                                      246,901.32
                                                                                               -----------------------
                                 Total                                                                     324,644.74

                                 Cumulative Defaulted Receivables                                          324,644.74
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Default Ratio                                                                     0.31%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                             2,359.90

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                        0.00
                                                                                               -----------------------
                                 Net Liquidation Losses                                                      2,359.90
                                 Cumulative Previous Net Losses                                                  0.00
                                                                                               -----------------------
                                 Cumulative Net Losses                                                       2,359.90
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Net Loss Ratio                                                                    0.00%

Additional Pool Information:
          Weighted Average Original Term                                                                        56.79
          Weighted Average Remaining Term                                                                       53.90
          Weighted Average Annual Percentage Rate                                                              20.32%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                  102,420,707.76
                          minus the Securities Balance                                                 100,930,411.36
                                                                                               -----------------------
                                                                                                         1,490,296.40
                          divided by the Aggregate Principal Balance                                            1.46%

          Floor OC Percent
                   Aggregate Principal Balance                                                         102,420,707.76
                   minus the Securities Balance                                                        100,930,411.36
                                                                                               -----------------------
                                                                                                         1,490,296.40
                   divided by the initial Aggregate Principal Balance                                  105,860,630.11
                                                                                               -----------------------
                                                                                                                1.41%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                        100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      100,930,411.36
                          (ii) the sum of
                              (A)2% of the sum of                                                                              2.00%
                                 (I)   initial Aggregate Principal Balance                                            105,860,630.11
                                 (II)  balance of all Subsequent Receivables                                                    0.00
                                                                                                                      --------------
                                                                                                                        2,117,212.60
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent
                                 (II) initial Aggregate  Principal Balance                                           105,860,630.11

                                                                                                                      --------------
                                                                                                                                0.00
                   Floor Amount                                                                          2,117,212.60

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                       2,117,212.60
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                  7.54%
                                 if a Trigger Event, 15% minus the OC Percent                                                 13.54%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                        28.54%
                                 if an Insurance Agreement Event of Default, unlimited                                       999.00%
                                                                                                                7.54%
                                 times the Aggregate Principal Balance                                 102,420,707.76
                                                                                               -----------------------
                                                                                                         7,727,567.30
                          Requisite Amount                                                               7,727,567.30

                          Does a Trigger Event exist?                                                                              N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              N

          Required Spread Account Amount                                                                 7,727,567.30
          Beginning of Period Spread Account Balance                                                     3,719,498.04
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                 4,008,069.26
          Earnings on Spread Account Balance                                                                16,606.10
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  3,736,104.14


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Note as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  James L. Stock
                                      Title: Controller




                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-5
                       6.26% Asset-Backed Notes, Class A-1
                       6.40% Asset-Backed Notes, Class A-2
                        10.55% Asset-Backed Certificates
                                    (REVISED)

Distribution Date                                                     1/15/98
Collection Period                                                     12/97

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $1,852,560.91

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $287,230.11

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $1,565,330.80

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $33.23

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $5.15

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $28.08

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $104,187.08

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $41,975.75

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $62,211.33

          (p)      Scheduled Payments due in such Collection Period                                     $2,679,552.95

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $1,928,617.10

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $95,570,026.95

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments allocated to principal in
                   paragraph A.1.(c),(i),(o) above                                                     $93,765,351.23

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $88,669,754.00

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.9277988

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect to payments allocated to principal in
                   paragraph A.1.(o) above                                                              $4,712,281.67

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0493071

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $162,912.44

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $4,778.50

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $2.92

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.09

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                   15
                          Aggregate Purchase Amount                                                       $178,606.30

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $7,928,872.88
                          Spread Account Balance                                                        $3,352,075.26

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                    $2,354.26

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $54,919.86

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                        $1,315.65

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                   86
                          Aggregate Gross Amount                                                        $1,285,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                    5
                          Aggregate Gross Amount                                                           $71,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            1.43%

          (b)      Average Delinquency Ratio                                                                    0.77%

          (c)      Cumulative Default Ratio                                                                     0.03%

          (d)      Cumulative Net Loss Ratio                                                                    0.00%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-5
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          2,369,491.36
     Lock Box NSF Items:                                                                                    (2,544.96)
     Total Collection Proceeds:                                                                          2,366,946.40
     For Distribution Date:                                                                                   1/15/98
     For Determination Date:                                                                                   1/8/98
     For Collection Period:                                                                                     12/97

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   95,570,026.95
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         95,570,026.95
                                 Principal portion of payments collected (non-prepayments)                                804,581.62
                                 Prepayments in full allocable to principal                                               259,723.00
                          Collections allocable to principal                                             1,064,304.62
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                            0.00
                          Purchase Amounts allocable to principal                                          178,606.30
                                                                                               -----------------------
                   Total Principal                                                                       1,242,910.92

                   Realized Losses                                                                           1,315.65
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      94,325,800.38


          Interest
                          Collections allocable to interest                                             $1,124,035.48
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                              0.00
                                                                                               -----------------------
                   Total Interest                                                                       $1,124,035.48

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               55,060,084.80
          Beginning of Period Class A-2 Principal Balance                                               35,175,000.00
          Beginning of Period Certificate Principal Balance                                              4,774,493.00  95,009,577.80

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,349,721.00
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                             3,629.06
          Scheduled Payments due in Collection Period                                                    2,679,552.95
          Scheduled Payments collected in Collection Period                                              1,928,617.10
          Aggregate Amount of Realized Losses for preceding Distribution Date                                1,315.65

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                   2,175.60
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                  # of Receivables    of Receivables
          31 - 59 days delinquent                                                                               86      1,285,000.00
          60+ days delinquent                                                                                    5         71,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                       Purchase Amt
                                                                                                  # of Receivables    of Receivables
                                                                                                                15        178,606.30

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as                       1,356,000.00
                   of the close  of business on the last day of the
                   related Collection Period.
          Principal Balance of all Receivables that became Purchased  Receivables                         178,606.30
                   as of the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables                          28,184.58
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             0.11%
          Delinquency Ratio for third preceding Determination Date                                              0.00%

          Cumulative Defaults for preceding Determination Date                                                   0.00

          Cumulative Net Losses for preceding Determination Date                                                 0.00

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               2,188,340.10
                          Liquidation Proceeds                                                                   0.00
                          Recoveries                                                                             0.00
                          Purchase Amounts                                                                 178,606.30
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                        3,776.16
                                                                                               -----------------------
          Total Distribution Amount                                                                      2,370,722.56

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                        804,581.62
                          Prepayments in full allocable to principal                                       259,723.00
                          Principal Balance of Liquidated Receivables                                        1,315.65
                          Purchase Amounts allocable to principal                                          178,606.30
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        1,244,226.57

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     94,325,800.38
                                                                                               -----------------------
                                                                                                        84,893,220.34

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    37.0%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        1,244,226.57
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                         1,182,015.24
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                1,182,015.24

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   55,060,084.80
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   287,230.11

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        1,244,226.57
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   62,211.33

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,774,493.00
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       41,975.75

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                                 Use        Source          act distributed  Source
                                                                                 ---        ------          ---------------  ------

(i)      Standby Fee                                                           4,778.50      2,370,722.56        4,778.50
         Servicing Fee (2.0%)                                                159,283.38      2,365,944.06      159,283.38       0.00
         Additional Servicing Fee Amounts                                      3,629.06      2,206,660.68        3,629.06       0.00
          (late fees, prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                          0.00      2,203,031.62            0.00
         Unpaid Servicing Fee from prior Collection Periods                        0.00      2,203,031.62            0.00
(ii)     Transition Expenses to Standby Servicer                                   0.00      2,203,031.62            0.00
(iii)    Indenture Trustee Fee                                                   796.42      2,203,031.62          796.42
         Indenture Trustee's out-of-pocket expenses                            2,175.60      2,202,235.20        2,175.60
         Unpaid Indenture Trustee Fee from prior                                   0.00      2,200,059.60            0.00
          Collection Periods
         Unpaid Indenture Trustee's out-of-pocket exp. -                           0.00      2,200,059.60            0.00
          prior Collection Periods
         Owner Trustee Fee                                                         0.00      2,200,059.60            0.00
         Owner Trustee's out-of-pocket expenses                                    0.00      2,200,059.60            0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                    0.00      2,200,059.60            0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior                          0.00      2,200,059.60            0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                    791.75      2,200,059.60          791.75
         Collateral Agent Expenses                                                 0.00      2,199,267.85            0.00
         Unpaid Collateral Agent  Fee from prior                                   0.00      2,199,267.85            0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                               0.00      2,199,267.85            0.00
          Collection Periods
(v)  (A) Class A-1 Interest  Distributable  Amount - Current Month           287,230.11
         Prior  Month(s)  Class  A-1  Interest   Carryover                         0.00
         Shortfall  Class A-1 Interest  Carryover  Shortfall                       0.00
         Interest on Interest Carryover from Prior Months Current                  0.00
         Month Class A-1 Interest Carryover Shortfall                              0.00
         Class A-1 Interest Distributable Amount                             287,230.11      2,199,267.85      287,230.11
     (B) Class A-2 Interest Distributable Amount - Current Month             187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                     0.00
         Class A-2 Interest Carryover Shortfall                                    0.00
         Interest on Interest Carryover from Prior Months                          0.00
         Current Month Class A-2 Interest Carryover Shortfall                      0.00
         Class A-2 Interest Distributable Amount                             187,600.00      1,912,037.74      187,600.00
(vi) (A) Certificate Note Interest - Unadjusted                               41,975.75
         Certificate Note Interest Carryover Shortfall - Previous Month(s)         0.00
         Interest on B Interest Shortfall - Previous Month(s)                      0.00
         Interest on B Interest Carryover from Prior Months                        0.00
         Current Month Certificate Interest Shortfall                              0.00
         Adjusted Certificate Note Interest Distributable Amount              41,975.75      1,724,437.74       41,975.75
(vii)    Class A Principal Distributable Amount - Current Month            1,182,015.24
         Class A Principal Carryover Shortfall - Previous Month(s)                 0.00
         Current Month Class A Principal Shortfall                                 0.00
         Withdrawal from Spread Account to Cover Shortfall                         0.00
         Class A Principal Distribution Amount to Class A-1                1,182,015.24      1,682,461.99    1,182,015.24       0.00
         Class A Principal Distribution Amount to Class A-2                        0.00        500,446.75            0.00       0.00
(viii)   Note Insurer Premium                                                 54,919.86        500,446.75       54,919.86
         Note Insurer Premium Supplement                                           0.00        445,526.89            0.00
         Other Reimbursement Obligations to Note Insurer                           0.00        445,526.89            0.00
(ix)     Transition Expenses to successor Servicer                                 0.00        445,526.89            0.00
(x)      Certificate Principal Distributable Amount -                         62,211.33
          Current Month Unadjusted
         Certificate Principal Carryover Shortfall -                               0.00              0.00            0.00
          Previous Month(s)
         Current Month Certificate Principal Shortfall                             0.00              0.00            0.00
         Adjusted Certificate Principal Distributable Amount                  62,211.33        445,526.89       62,211.33
(xi)     Until the Target Payment Date, remaining amount to                  383,315.56        383,315.56      383,315.56
          Class A Noteholders
         Amount to Class A-1 Noteholders                                     383,315.56              0.00            0.00
         Amount to Class A-2 Noteholders                                           0.00              0.00            0.00
(xiv)    After the Target Pmt. Date, remaining amount into                         0.00      2,368,546.96       Total Disbursements
          Spread Acct.                                                                       2,370,722.56    Total Distribution Amt
                                                                                                             ======================
                                                                                            (2,175.60)Shortage (Over)
                                                                                                             ======================
     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                55,060,084.80
                   Class A-1 Principal Distributions                                                     1,182,015.24
          Class A-1 End of Period Principal Amount (prior to turbo)                                     53,878,069.56
                   Additional Principal Distribution                                                       383,315.56
          Class A-1 End of Period Principal Amount                                                      53,494,754.00

          Class A-2 Beginning of Period Principal Amount                                                35,175,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     35,175,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      35,175,000.00

          Certificate Beginning of Period Principal Amount                                               4,774,493.00
                   Certificate Principal Distributable Amount                                               62,211.33
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,712,281.67
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,712,281.67

          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  570,915.56
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                1,356,000.00
                                 Purchased receivables more than 30 days delinquent                        178,606.30
                                                                                               -----------------------
                                 Total                                                                   1,534,606.30

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                    107,265,088.22
                   Delinquency Ratio                                                                            1.43%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  1.43%
                          Delinquency Ratio for second preceding Determination Date                             0.11%
                          Delinquency Ratio for third preceding Determination Date                              0.00%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    0.77%         0.51%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                           0.00
                                 Current Period Defaulted Receivables                                       28,184.58
                                                                                               -----------------------
                                 Total                                                                      28,184.58

                                 Cumulative Defaulted Receivables                                           28,184.58
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Default Ratio                                                                     0.03%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                             1,315.65

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                        0.00
                                                                                               -----------------------
                                 Net Liquidation Losses                                                      1,315.65
                                 Cumulative Previous Net Losses                                                  0.00
                                                                                               -----------------------
                                 Cumulative Net Losses                                                       1,315.65
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Net Loss Ratio                                                                    0.00%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       56.00
          Weighted Average Annual Percentage Rate                                                              20.28%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   94,325,800.38
                          minus the Securities Balance                                                  93,765,351.23
                                                                                               -----------------------
                                                                                                           560,449.15
                          divided by the Aggregate Principal Balance                                            0.59%

          Floor OC Percent
                   Aggregate Principal Balance                                                          94,325,800.38
                   minus the Securities Balance                                                         93,765,351.23
                                                                                               -----------------------
                                                                                                           560,449.15
                   divided by the initial Aggregate Principal Balance                                   95,706,307.00
                                                                                               -----------------------
                                                                                                                0.59%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                        100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                       93,765,351.23
                          (ii) the sum of
                              (A)2% of the sum of                                                                              2.00%
                                 (I)   initial Aggregate Principal Balance                                             95,706,307.00
                                 (II)  balance of all Subsequent Receivables                                                    0.00
                                                                                                                      --------------
                                                                                                                        1,914,126.14
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                               0.41$
                                 (II) initial Aggregate  Principal Balance                                            95,706,307.00
                                                                                                                      --------------
                                                                                                                          396,613.92
                   Floor Amount                                                                          2,310,740.06

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                       2,310,740.06
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                   8.4%
                                 if a Trigger Event, 15% minus the OC Percent                                                  14.4%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                         29.4%
                                 if an Insurance Agreement Event of Default, unlimited                                          999%
                                                                                                                   8%
                                 times the Aggregate Principal Balance                                  94,325,800.38
                                                                                               -----------------------
                                                                                                         7,928,872.88
                          Requisite Amount                                                               7,928,872.88

                          Does a Trigger Event exist?                                                                              N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              N

          Required Spread Account Amount                                                                 7,928,872.88
          Beginning of Period Spread Account Balance                                                     3,349,721.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                 4,579,151.88
          Earnings on Spread Account Balance                                                                 2,354.26
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  3,352,075.26


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Note as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  James L. Stock
                                      Title: Controller


